

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2010

Investment Strategy

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover.
- Concentrated portfolio of manager's top ideas.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor

A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification



67.3% Domestic
31.4% International
1.3% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

Ingersoll Rand Co., LTD	3.93%
Sanofi Aventis ADR	3.85%
WellPoint Health Net	3.79%
3M Co.	3.52%
Microsoft Corp.	3.45%
Pfizer, Inc.	3.36%
News Corporation	3.34%
Unilever PLC	3.27%
Illinois Tool Works, Inc.	3.25%
General Electric	3.21%

Industry Diversification

Health Care	24.29%
Financials	18.24%
Industrials	17.00%
Information Technology	12.18%
Consumer Discretionary	12.12%
Consumer Staples	9.12%
Telecommunication Services	3.61%
Materials	2.18%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	40
2009 PortfolioTurnover	15%
Net Assets (millions)	$10.20
Expense Ratio	1.50%
No sales loads or distribution fees	

Average Annual Total Returns [2]



Mundoval Fund
MSCI World Index
S&P 500
61.18%
52.37%
49.77%
-2.01%
-5.40%
-4.16%
5.06%
2.89%
1.92%
5.49%
4.61%
2.90%
1 Year
3 Year
5 Year
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]



$16,000
$13,000
$10,000
$7,000
$13,474
2004
2005
2006
2007
2008
2009
2010

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $13,474 on 3/31/10. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

Manager Commentary: 1Q 2010

Portfolio Review

The Mundoval Fund returned 1.61% in the first quarter, 1.63 % behind its benchmark, the MSCI World Index. Top performers included **Citigroup** and **General Electric**, which both returned over 20% for the quarter. Top detractors from performance were medical device maker **Boston Scientific** and **Telefonica de Espana**, a Spain-based fixed line and mobile telecom service provider.

Consistent with the Fund's value approach, holdings **Pearson PLC** and **Tele Norte Leste Participacoes** were sold during the quarter after reaching our estimate of fair value. In addition, **Time Warner Cable** and **America Online**, which entered the Fund after being spun-off from **Time Warner Inc.**, were sold to pursue other investment opportunities (Time Warner Inc. remains a Fund holding).

Allstate Corp., the nation's largest personal lines insurer, and **Travelers Inc**., the third largest writer of property/casualty insurance in the US, were purchased during the quarter at price levels believed to be significantly beneath their intrinsic values.

Manager Outlook

In 1923, Thomas Gibson wrote in *The Facts About Speculation* "the psychologists tell us that one of the most common human errors is the propensity to assume that present conditions will be indefinitely projected into the future. This is, of course, a mischievous error when applied to the security market. But so long as human nature endures this error will persist."

On March 31, 2009, after a one-year decline of more than 42%, the net asset value (or "NAV") of the Mundoval Fund was $7.13 per share. Given the aforementioned observations of human behavior, one could assume that investors would not be inclined to invest in common stocks at that time due to their pessimistic outlook for the security markets. But conditions did not persist indefinitely: one year later on March 31, 2010, the NAV of the Mundoval Fund had increased 61% to $11.36 per share.*

This annual increase in NAV was not the result of significant trading activity. Rather, it was patience and the discipline to maintain our investments in businesses that provide shareholders with greater value than the price paid to own them. Benjamin Graham wrote in *The Intelligent Investor*, "the fact that other people agree or disagree with you makes you neither right nor wrong. You will be right because your facts and reasoning are correct."

We continue to look worldwide for highly cash-generative, industry-dominant businesses trading at a discount to our estimate of their intrinsic value. We commit significant Fund assets to each thoroughly-researched idea and are willing to be patient shareholders. As a result, the Mundoval Fund is a concentrated, low-turnover portfolio of what we feel are quality business franchises. Further, the Mundoval Team remains committed to a partnership culture– each of us is heavily invested in the Fund alongside clients.

Thank-you for your continued support and confidence.

- Arthur Q. Johnson, CFA

Average Annual Total Returns as of March 31, 2010*

	1Q 2010	1-Year	3-Years	5-Years	Since Inception (9/3/04)
Mundoval Fund	1.61%	61.18%	-2.01%	5.06%	5.49%
MSCI World Index	3.24%	52.37%	-5.40%	2.89%	4.61%
S&P 500 Index	5.39%	49.77%	-4.16%	1.92%	2.90%

**Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

FOR IMMEDIATE RELEASE

Five and a Half Years Since Inception, Mundoval Fund Outperforming Broad Market

Contact:
Whitney Kirk
Director of Marketing & Communications
(858) 454-4837, whitney@aqjohnson.com

SAN DIEGO, April 8, 2010 - The Mundoval Fund global value equity mutual fund has returned 5.49 percent on an annualized basis since its inception on September 3, 2004 through the most recent quarter end on March 31, 2010, outperforming the MSCI World Index and the S&P 500 Index by 0.88 and 2.59 percentage points, respectively, over the same time period.*

The Mundoval Fund, which seeks to provide long-term capital appreciation, is an actively managed portfolio that invests worldwide in the stocks of companies that are believed to be trading at a discount to their intrinsic value. The Fund has a long-term investment horizon and typically holds stocks for three to five years.

"We are pleased to have delivered satisfactory rates of return for Mundoval shareholders during a turbulent five and one-half year period," noted Portfolio Manager, Arthur Q. Johnson. "Although past performance does not guarantee future results, we are very optimistic about investing in common stocks worldwide and believe that value-oriented investors will be rewarded for their patience and discipline."

Marketing director, Whitney Kirk, added "as fellow Mundoval Fund shareholders, we're excited to offer investors what we believe is a straight-forward and effective way to participate in the global capital markets. The Mundoval Fund adheres to an investment philosophy that seeks to purchase businesses at prices less than their intrinsic values in order to protect investors from significant loss and to provide potential upside over time."

Investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and is available upon request by calling (877) 59-FUNDS, or by visiting the Fund's website at www.mundoval.com. Please obtain and carefully read the prospectus before investing.

Average Annual Total Returns, as of March 31, 2010*

	1 Year	3-Year	5-Year	Since Inception (9/3/04)
Mundoval Fund	61.18%	-2.01%	5.06%	5.49%
MSCI World Index	52.37%	-5.40%	2.89%	4.61%
S&P 500 Index	49.77%	-4.16%	1.92%	2.90%

**Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.*

About the Mundoval Fund
The Mundoval Fund (ticker: MUNDX) is managed by San Diego-based investment advisor, A.Q. Johnson & Co., Inc. The Fund was launched on September 3, 2004 and seeks long-term capital appreciation. The Fund has $10.20 million under management as of March 31, 2010.